EXHIBIT 99.3


 Salomon Brothers Inc
 THE MONEY STORE 1997-C

 Settlement Date     9/30/97
 First Payment Date  10/15/97

 FIXED
                                        18% HEP         24% HEP         30% HEP
        Class AF1
                Average Life            0.59 years    0.50 years    0.45 years
                First Payment           10/97           10/97           10/97
                Last Payment            10/98           8/98            7/98

        Class AF2
                Average Life         1.45 years     1.18 years      1.01 years
                First Payment           10/98           8/98            7/98
                Last Payment            8/99            4/99            1/99

        Class AF3
                Average Life         2.60 years     2.04 years      1.68 years
                First Payment           8/99            4/99             1/99
                Last Payment            2/01            5/00            11/99

        Class AF4
                Average Life        4.04 years      3.07 years      2.48 years
                First Payment           2/01            5/00            11/99
                Last Payment            6/02            5/01            8/00

        Class AF5
                Average Life       5.37 years       4.04 years      3.19 years
                First Payment           6/02            5/01            8/00
                Last Payment            11/03           4/02            4/01

        Class AF6
                Average Life       7.70 years       5.40 years      4.20 years
                First Payment           11/03           4/02            4/01
                Last Payment            6/07            4/04            9/02

        Class AF7
                Average Life      12.86 years       9.91 years      7.41 years
                First Payment           6/07            4/04            9/02
                Last Payment            3/18            10/13           1/11


    This page must be accompanied by the disclaimer on the cover page of these materials.
        If you did not receive such a disclaimer please contact your Salomon Brothers Financial Advisor immediately.

        FIXED
                                       18% HEP         24% HEP         30% HEP
        Class AF8
                Average Life       6.78 years       6.31 years      5.97 years
                First Payment           10/00           10/00           10/00
                Last Payment            11/17           8/13            11/10

        FLOATING
                                      20% CPR         26% CPR          33% CPR
        Class AV
                Average Life        2.83 years       2.10 years     1.58 years
                First Payment           10/97           10/97           10/97
                Last Payment             4/06            1/04            6/02

        This page must be accompanied by the disclaimer on the cover page of these materials.
        If you did not receive such a disclaimer please contact your Salomon Brothers Financial Advisor immediately.

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Salomon Brothers Inc


==================================================
Collateral Summary Report- Initial Fixed Rate Pool
==================================================


                         Average         Maximum         Minimum
Current Balance         38,806.12     341,480.00        2,404.08


                        Average          Maximum         Minimum
Current Interest Rate      11.612           16.5               5


                        Average         Maximum         Minimum
Original Term              254.41            480              36
Remaining Term             253.99            480              35


                        Average         Maximum         Minimum
CLTV                       74.71             100            3.94




          This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Brothers Financial Advisor immediately.

Top 5 States
CA              7.07%
NY              6.51%
PA              5.54%
WA              5.18%
IL              4.87%

Balloons/Non-Balloons
Balloons        1.71%
Non-Balloons   98.29%

Lien Holder
First Lien     67.74%
Second Lien    32.26%

Owner Occupancy
Primary        96.82%
Investor        2.65%
Secondary       0.53%



          This page must be accompanied by the disclaimer on the cover page of these materials. If you did not receive such a disclaimer please contact your Salomon Brothers Financial Advisor immediately.